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                                                                  EXHIBIT 10.160

                                FIRST AMENDMENT
                            TO AND REAFFIRMATION OF
                   SUBORDINATION AND INTERCREDITOR AGREEMENT
                   -----------------------------------------

     THIS FIRST AMENDMENT TO AND REAFFIRMATION OF SUBORDINATION AND INTERCREDITOR AGREEMENT (this "Amendment") is made and executed as of the 17th day of October, 2000 by APPLIED BIOSCIENCE INTERNATIONAL INC., a Delaware corporation ("ABI"), PPD UK HOLDINGS LIMITED, a private company incorporated in England and Wales (collectively, the "Subordinate Creditors"), ENVIRON HOLDINGS, INC., a Delaware corporation ("EHI"), ENVIRON INTERNATIONAL CORPORATION (formerly known as APBI Environmental Sciences Group, Inc.), a Virginia corporation ("EIC") and ENVIRON FACILITY SERVICES CORPORATION, a Virginia corporation (the "New Borrower", together with EHI and EIC, collectively, the "Borrowers"), and FIRST UNION NATIONAL BANK, a national banking association, its successors and assigns (the "Bank").

                                    RECITALS

     WHEREAS, the Bank has previously agreed, inter alia, to make a certain term
                                              ----- ----
loan to EHI and EIC in the maximum outstanding principal amount of $6,708,333.34 (the "Term Loan") and a revolving credit loan to EHI and EIC in the maximum outstanding principal amount of $3,500,000 (the "Revolving Loan", together with the Term Loan, the "Loans") pursuant to that certain Credit and Security Agreement by and among EHI, EIC and the Bank dated March 30, 1999 as amended by that certain First Amendment to Credit and Security Agreement (the "First Amendment") dated November, 1999 and as further amended pursuant to that certain Second Amendment to Credit and Security Agreement (the "Second Amendment") of even date herewith (as hereafter amended, restated, modified or renewed from time to time, the "Credit Agreement"); and

     WHEREAS, ABI has previously agreed, inter alia, to make a certain
                                         ----- ----
acquisition loan to EHI and EIC in the original principal amount of $18,000,000 pursuant to a Credit and Security Agreement by and among ABI, EHI and EIC dated February 2, 1999, as amended by that certain Amendment No. 1 to Credit and Security Agreement dated March 30, 1999 (the "ABI First Amendment"), that certain Amendment No. 2 and Restatement of Credit and Security Agreement dated November 24, 1999 (the "ABI Second Amendment") and that certain Amendment No. 3 to Credit and Security Agreement (the "ABI Third Amendment") of even date herewith (said Credit Agreement, as heretofore and hereafter amended, restated, modified or renewed from time to time, the "ABI Credit Agreement"); and

     WHEREAS, pursuant to a plan of corporate restructuring approved by EIC's Board of Directors, EIC has created a separate legal entity for its facilities group in the form of the New Borrower and has transferred all of its assets related to the facilities group to the New Borrower pursuant to that certain Asset Purchase Agreement dated January 1, 2000 by and between EIC and the New Borrower (the "Facilities Group Spin Off") and the Borrowers have requested that the Bank consent to the Facilities Group Spin Off, and the Bank has consented upon the conditions, among others, that the New Borrower be added as a co-borrower under the Credit Agreement, the Restated Revolving Note (as defined in the Second Amendment) and the
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Restated Term Note (as defined in the Second Amendment) pursuant to the Second
Amendment and that the parties hereto execute this Amendment; and

     WHEREAS, the Borrowers have requested that the Subordinate Creditors consent to the Facilities Group Spin Off, and the Subordinate Creditors have consented upon the conditions, among others, that the New Borrower be added as a co-borrower under the ABI Credit Agreement and the Seller Note (as defined in the ABI Credit Agreement) pursuant to the ABI Third Amendment and that the parties hereto execute this Amendment; and

     WHEREAS, in connection with the execution of the Credit Agreement, the Subordinate Creditors, EHI, EIC and the Bank entered into that certain Subordination and Intercreditor Agreement dated as of March 30, 1999 (collectively, the "Agreement"); and

     WHEREAS, the Bank is not willing to consent to the Facilities Group Spin Off or enter into the Second Amendment unless the Subordinate Creditors and the Borrowers each unconditionally reaffirm their obligations under the Agreement as modified below and consent to such amendments; and

     WHEREAS, the Subordinate Creditors are not willing to consent to the Facilities Group Spin Off or enter into the ABI Third Amendment unless the Bank and the Borrowers each unconditionally reaffirm their obligations under the Agreement as modified below and consent to such amendments.

                                   AGREEMENT

     NOW THEREFORE, as an inducement for the Bank and the Subordinate Creditors to consent to the Facilities Group Spin Off, for the Bank to enter into the Second Amendment, for ABI to enter into the ABI Third Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     2. The Recitals set forth hereinabove are hereby incorporated by this reference with the same force and effect as it fully set forth herein.

     3. The parties hereto each acknowledge and agree that (a) the term "Borrower" and "Borrowers" as used in the Agreement shall include the New Borrower, (b) the definitions of the terms "Bank Credit Agreement," "Level 1 Senior Creditor Loan Documents" and "Senior Creditor Loan Documents" set forth in the Agreement include the First Amendment, the Second Amendment, the Restated Revolving Note and the Restated Term Note and any other respective amendments of each of said documents being executed and delivered simultaneously herewith in connection with the Second Amendment, copies or originals of which have been received and reviewed by the Subordinate Creditors and the Borrowers, and (c) the definition of the term "Subordinate Creditor Loan Documents" as set forth in the Agreement includes the ABI First Amendment, the ABI Second Amendment, the ABI Third Amendment, the Restated Seller Note

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(as defined in the ABI Third Amendment) and any other respective amendments of each of said documents being executed and delivered simultaneously herewith in connection with the ABI Third Amendment, copies or originals of which have been received and reviewed by the Bank and the Borrowers.

     4. Each of the Subordinate Creditors and each of the Borrowers hereby unconditionally reaffirm all of their respective obligations to Bank under the Agreement.

     5. The Borrowers each certify that the representations and warranties contained in the Agreement remain true, correct and complete in all material respects as of the date hereof with the same force and effect as if made on the date hereof and that each of the Borrowers has no offsets, counterclaims or defenses to any of its obligations under the Agreement as modified hereby.

     6. The Bank and each of the Borrowers hereby unconditionally reaffirm all of their respective obligations to the Subordinate Creditors under the Agreement.

     7. The Bank and the Subordinate Creditors each certify that the representations and warranties contained in the Agreement and made by it or them, respectively, remain true, correct and complete in all material respects as of the date hereof with the same force and effect as if made on the date hereof.

     8. Except as modified hereby, the Agreement remains unmodified and in full force and effect.

     9. Contemporaneously herewith, EIC has delivered to Senior Creditor the original promissory note evidencing the purchase price for the assets conveyed to the New Borrower in furtherance of the Facilities Group Spin Off (the "New Borrower Note"). The New Borrower Note will be held by the Senior Creditor as Collateral in accordance with the terms of the Senior Creditor Loan Documents. After payment in full of the Level I Senior Creditor Obligations, Senior Creditor shall deliver forthwith the New Borrower Note to the Subordinate Creditor to be held by the Subordinate Creditor as Collateral in accordance with the terms of the Subordinate Creditor Loan Documents.

                      [Signatures follow on the next page]

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     IN WITNESS WHEREOF, the undersigned have executed and delivered this
Amendment as of the day and year first hereinabove written.


WITNESS:                                     BANK:
                                             ----

                                             FIRST UNION NATIONAL BANK


 /s/ Linda Daly                         By: /s/ Monica Sevila             (SEAL)
------------------------------              ------------------------------
                                            Name: Monica Sevila
                                            Title: Vice President


                                             SUBORDINATE CREDITORS:
                                             ---------------------

                                               APPLIED BIOSCIENCE
                                               INTERNATIONAL INC.


 /s/ Joanne Teague                      By: /s/ Fred B. Davenport, Jr.    (SEAL)
------------------------------              ------------------------------
                                            Name:  Fred B. Davenport, Jr.
                                            Title:  Vice President


                                               PPD UK HOLDINGS


 /s/ Joanne Teague                      By: /s/ Fred B. Davenport, Jr.    (SEAL)
------------------------------              ------------------------------
                                            Name:  Fred B. Davenport, Jr.
                                            Title:  Director

     Each Borrower signs this Agreement under seal at the requests of Senior Creditor and Subordinate Creditors, to acknowledge that each Borrower consents to the terms of the foregoing Amendment and covenants and agrees to be bound thereby for the benefit of Senior Creditor and Subordinate Creditors.

                                            ENVIRON HOLDINGS, INC.


 /s/ Margaret Breyer                    By: /s/ Joseph Highland           (SEAL)
------------------------------              ------------------------------
                                            Name:  Joseph Highland
                                            Title: Chairman, Chief Executive
                                                   Officer & Secretary

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                                            ENVIRON INTERNATIONAL CORPORATION


 /s/ Margaret Breyer                    By: /s/ Joseph Highland           (SEAL)
------------------------------              ------------------------------
                                            Name:  Joseph Highland
                                            Title: Chairman, Chief Executive
                                                   Officer & Secretary



                                            ENVIRON FACILITY SERVICES
                                            CORPORATION


 /s/ Margaret Breyer                    By: /s/ Joseph Highland           (SEAL)
------------------------------              ------------------------------
                                            Name:  Joseph Highland
                                            Title: Chairman, Chief Executive
                                                   Officer & Secretary

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